SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 30, 1996

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement dated as of January 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through
Certificates, Series 1996-S1)



       Residential Funding Mortgage Securities I, Inc.
     (Exact name of registrant as specified in its charter)

        DELAWARE                33-54227         75-2006294
(State or other jurisdiction   (Commission)    (I.R.S. employer
of incorporation)               file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

          1.   Pooling and Servicing Agreement, dated as of

               January 1, 1996 among Residential Funding Mortgage
               Securities I, Inc., as company, Residential

               Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.




                                SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL FUNDING MORTGAGE
                                     SECURITIES I, INC.



                                   By:       /s/Diane S. Wold

                                   Name:   Diane S. Wold
                                   Title:  Vice President


Dated:  January 30, 1996